UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
February 18, 2004

JONES APPAREL GROUP, INC.
(Exact Name of registrant as specified in its charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	1-10746 (Commission File Number)	06-0935166 (IRS Employer Identification No.)

250 Rittenhouse Circle
Bristol, PA 19007
(Address of principal executive offices)

(215) 785-4000
(Registrant's telephone number, including area code)

Item 7. Exhibits

99.1	Press Release of the Registrant dated February 18, 2004.

Item 12. Results of Operations and Financial Condition

On February 18, 2004, Jones Apparel Group, Inc. issued a press release describing its results of operations for the fiscal quarter and year ended December 31, 2003, as well as the following:

  announcing that retail comparable store sales increased by 3.7% during the fiscal quarter;
  announcing that the Kasper acquisition successfully closed and that integration efforts were on plan;
  announcing that the Jones New York Signature product line launched on schedule;
  announcing the repurchase of $16.6 million in Common Stock during the fiscal quarter;
  announcing the completion of the Convertible Note redemption of $446.6 million; and
  announcing a regular quarterly cash dividend of $0.08 per share.

A copy of the press release is attached as Exhibit 99.1 to this report.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JONES APPAREL GROUP, INC. (Registrant) By: /s/ Wesley R. Card Wesley R. Card Chief Operating and Financial Officer

 Date: February 18, 2004

Exhibit Index

Exhibit No.	Description
99.1	Press Release of the Registrant dated February 18, 2004

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